SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 25, 2007

To the Shareholders of Electro-Sensors Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 25, 2007, at 2:00 pm, Central Standard Time, for the following purposes:

1.	To set the number of directors at five (5);
2.	To elect five (5) directors to serve until the next annual meeting of shareholders;
3.	To ratify the selection of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2007; and
4.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s 10-KSB for the fiscal year ended December 31, 2006.

The Board of Directors has fixed the close of business on March 5, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley D. Slye

President

Minnetonka, Minnesota

Dated:   March 23, 2007

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ELECTRO-SENSORS, INC.     6111 Blue Circle Drive     Minnetonka, Minnesota 55343     (952) 930-0100

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 25, 2007

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 25, 2007, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 23, 2007.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s Secretary prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of auditors for the fiscal year ending December 31, 2005, FOR any proposal to adjourn the meeting for a period of not more than 120 days for the purpose of soliciting additional proxies to approve the foregoing proposals and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone, telegraph, or facsimile transmission.

OUTSTANDING SHARES & VOTING RIGHTS

The Company fixed the close of business on March 5, 2007 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At March 5, 2007, the Company had outstanding 3,361,392 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one (1) vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum, and as negative votes for purposes of determining the approval of any matter submitted to the shareholders for a vote. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but shall not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for a vote. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Independence

The Board of Directors has determined that Messrs. Marino, Miller and Heller are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If Marino, Miller, and Heller were all elected at the Annual Meeting, they could constitute a majority of the Board of Directors. Messrs. Slye and Peterson are precluded from being considered independent by Nasdaq rules since each of them currently serves as an executive officer of the Company.

The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders and is also available upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver in a report on Form 8-K.

Director Attendance at Annual Meeting

Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company, thus, all directors are expected to attend the Annual Meetings of Shareholders. All four incumbent directors, as well as former director John Strom, attended the 2006 Annual Meeting of Shareholdings.

Communications with the Board

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors

Attention: Chairman, Audit Committee

Electro-Sensors, Inc.

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

The present standing committees of the Board of Directors are described below.

Board Meetings

The Board of Directors met five times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served (during the periods that he served).

Directors’ Compensation

Directors who are not employees of the Company receive $1,250 per quarter for their services on the Board.

Audit Committee

Messrs. Marino and Miller currently serve as members of the Audit Committee. This committee met twice during the last fiscal year. The Audit Committee is responsible for selecting the Company’s independent auditors, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee and the Audit Committee Charter attached as Appendix A to this Proxy Statement. The Board has named Geoff Miller as the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Miller as the audit committee financial expert does not impose on Mr. Miller any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Miller as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

Messrs. Marino and Miller currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). This committee met four times during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

Nominating Committee

Messrs. Marino, and Miller currently serve as members of the Nominating Committee. The Nominating Committee met once during fiscal year 2006. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, is attached as Appendix B to this Proxy Statement.

Nominating Policy

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

•	the appropriate size and the diversity of the Company’s Board of Directors;
•	the needs of the Board with respect to the particular talents and experience of its directors;
•

the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;
•	age and legal and regulatory requirements;
•	experience with accounting rules and practices;
•	appreciation of the relationship of the Company’s business to the changing needs of society; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner.

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below by November 23, 2007. Notice of a recommendation must include name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any.

Electro-Sensors, Inc.

Attn: Chairman, Nominating Committee

6111 Blue Circle Drive

Minnetonka, MN 55343-9108

The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

ELECTION OF DIRECTORS

Proposals #1 and #2

The Bylaws of the Company provide that the shareholders at each annual meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the annual meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the annual meeting.

The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company, except for Robert Heller. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since

Bradley D. Slye	Chairman of the Board and President of the Company since 1997; Chief Financial Officer since 2000	47	1997

Peter R. Peterson	President, P.R. Peterson Company (a venture capital firm); Secretary of the Company since 1973; Director of PPT Vision, Inc.	73	1969

Robert W. Heller	President, Heller Capital, Inc. (a management consulting and investment company); Director of PPT Vision, Inc. and 5 other private companies; VP of Manufacturing (1977-1996) and CEO (1991-1996) of Advance Circuits, Inc.	61	N/A

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	55	1994

Geoffrey W. Miller	Controller of Wilcox Paper (a distributor of fine paper to the Printing Industry) since 2002; General Manager of AmSan – Brissman Kennedy in 2001 (a distributor of janitoral supplies); CFO/VP Operations of AmSan – Brissman Kennedy since 1999	52	1999

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of February 21, 2006, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by such directors and executive officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class
Peter R. Peterson 6111 Blue Circle Drive Minnetonka, MN 55343	1,264,551 (3)	37.6%
Bradley D. Slye 6111 Blue Circle Drive Minnetonka, MN 55343	50,450 (4)	1.5%
Robert W. Heller 10992 Mount Curve Road Eden Prairie, MN 55347	0	*
Joseph A. Marino 13770 Frontier Court Burnsville, MN 55337	0	*
Geoffrey W. Miller 12735 42nd Place North Plymouth, MN 55442	9,900	*
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	170,800 (5)	5.1%
Officers and Directors as a Group (5 persons)	1,326,901 (6)	39.5%

*Indicates ownership of less than one percent (1.0%).

(1)	Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.
(2)

Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of February 21, 2007. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

(3)	Includes 5,850 shares held by Mr. Peterson’s spouse and 11,400 shares held in Keogh Plan.
(4)	Includes 5,190 shares held by Mr. Slye’s spouse, 605 shares held by Mr. Slye’s children, and 18,329 shares held by the ESOP for the account of Mr. Slye.
(5)	In its most recent Schedule 13G filing with the Securities and Exchange Commission on February 14, 2007, AXA represents that they have sole voting and dispostive power over all such shares.
(6)	Includes 18,329 shares allocated to officers’ accounts under the ESOP.

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Chairman and President/Chief Executive Officer during each of the Company’s last three fiscal years. No other executive officers received salary and bonus for fiscal 2006 exceeding $100,000.

Summary Compensation Table

					Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp ($)	Restricted Stock Award(s) ($)	Securities Underlying Option SARs (#)	LTIP Payouts ($)	All Other Comp ($)(a)

Bradley D. Slye	2006	176,000	0	0	0	0 (b)	0	11,322
Chairman	2005	176,000	88,000	0	0	0	0	10,807
President, CEO, CFO	2004	176,000	88,000	0	0	75,000	0	10,535

Peter R. Peterson	2006	87,000	100,000	0	0	0	0	3,969
Secretary
_________________
(a)	Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and/or standard employee benefit plans
(b)	In February 2006, Mr. Slye voluntarily forfeited, for no consideration from the Company, 150,000 options previously granted to him.

Stock Options

There were zero (0) individual grants of options to purchase Company Common Stock made to the named executive officer(s) during fiscal 2006, and one (1) individual exercise of stock options by the named executive officer(s) during fiscal 2006. The following table sets forth information concerning the number of options outstanding at the end of fiscal 2006 for the named executive officer(s).

Aggregated Options/SAR Exercises in Last Fiscal Year And

Fiscal Year-End Options/SAR Values (a)

			Number of		Value of
	Shares		Securities Underlying		Unexercised In-the-Money
	Acquired	Value	Unexercised Options/SARs (a)		Options/SARs
	on Exercise	Realized	at Fiscal Year-End (#)		at Fiscal Year-End ($)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Bradley Slye	18,000	28,125	15,000	0	$33,000	$0
_________________
(a)	Consists entirely of stock options, does not include the 150,000 options Mr. Slye voluntarily forfeited, see note in compensation summary.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2006. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2006, except that Joseph Marino, Bradley Slye, and John Strom each were late filing one Form 4 transaction.

RATIFICATION OF INDEPENDENT AUDITORS

Proposal #3

The Company’s Board of Directors retained Boulay, Heutmaker, Zibell & Co. P.L.L.P. as its principal independent auditors for the fiscal year ended December 31, 2006 and has selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. to serve as the Company’s auditors for the fiscal year ending December 31, 2007. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for ratification. If the selection is not ratified, the Board of Directors will reconsider its decision.

A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

The following fees were paid to Boulay, Heutmaker, Zibell & Co. P.L.L.P. (“BHZ”) for fiscal years 2005 and 2006:

	FY 2006	FY 2005

Audit Fees	$60,600	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent auditors in order to assure that the provision of such non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

As part of the Company’s annual engagement agreement with its independent auditor, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent auditor in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of most consulting services provided by the independent auditor related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

The Audit Committee has also provided the Company’s independent auditors with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent auditors pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent auditors must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without explicit approval by the Audit Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

The Audit Committee of the Board of Directors oversees and monitors the participation of the Company’s management and independent auditors throughout the financial reporting process.

In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with the Company’s management;
•	Discussed with the Company’s independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and
•

Received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2006.

Audit Committee

Joseph A. Marino

Geoffrey W. Miller

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholder proposals for the proxy statement for the 2008 Annual Meeting of Shareholders of the Company must be received no later than November 23, 2007 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s annual meeting proxy material under the SEC’s proxy rules.

Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 6, 2008, then management named in the Company’s proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-KSB

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2006 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on March 5, 2007, the record date for the 2007 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

Bradley D. Slye

President

March 23, 2007

Appendix A

Audit Committee Charter

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF ELECTRO-SENSORS, INC.

I.	PURPOSE

The primary function of the Audit Committee of Electro-Sensors, Inc. (the “Company”) is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public and the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the “Board”) have established. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.
•	Coordinate and evaluate the audit efforts of the Company’s independent auditors.
•	Communicate directly with the independent auditors, the financial and senior management and the Board regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	MEMBERSHIP

The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Board. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be a “financial expert”, as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.	RESPONSIBILITIES AND DUTIES

Independent Auditors

•

Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors’ independence.

•	Review the performance of the independent auditors and discharge the independent auditors when circumstances warrant.
•

Prior to approval by the Board, pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors. Neither the Committee nor the Board shall approve, and the Company’s independent auditors shall not provide to the Company, the following non-audit services if such services are to be provided contemporaneously while serving as independent auditors of the Company: bookkeeping services; financial IS design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or HR; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

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•	Financial Reporting Processes
•

Instruct the independent auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

•	Periodically consult with the independent auditors out of the presence of management regarding the adequacy of internal controls.

•	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied and estimates used in its financial reporting.
•	Periodically consult with the independent auditors out of the presence of management regarding the accuracy and completeness of the Company’s financial statements.

Documents/Reports Review

•

Review with financial management and the independent auditors any earnings releases and all Forms 10-QSB or 10-KSB prior to its release or filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

•	Review and update this Charter periodically, at least annually, as conditions dictate.

Audit Committee Report

•

Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Related-Party Transactions

•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Ethical and Legal Compliance

•

Review periodically the Company’s Code of Ethical Conduct for Senior Financial Officers and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•

Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

IV.	AUTHORITY
The Audit Committee shall have the sole authority to:
•	Appoint, discharge and authorize compensation of the Company’s independent auditors; and
•	At the expense of the Company, to retain such consultants and advisors as it deems reasonably necessary or appropriate to assist it with its functions.

The Audit Committee shall also have the authority as it deems necessary or appropriate to the functions of the Audit Committee, to request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.	MEETINGS AND MINUTES

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board.

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Appendix B

Nominating Committee Charter

CHARTER FOR THE NOMINATING

COMMITTEE OF THE BOARD OF DIRECTORS OF

ELECTRO-SENSORS, INC.

PURPOSE:

The Nominating Committee shall be responsible for matters relating to the governance of Electro-Sensors, Inc. (the “Company”), including selection of candidates for the Company’s Board of Directors.

MEMBERSHIP:

The Nominating Committee will be comprised only of independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any) directors appointed by the Board.

The Chair of the Nominating Committee shall be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee. The Chair of the Nominating Committee shall conduct the Committee meetings as well as represent the Committee at meetings of the Company’s Board.

RESPONSIBILITIES:

•	Developing, reviewing and revising as appropriate, for adoption by the Board, the Principles of Corporate Governance by which the Company and the Board shall be governed.

•

Developing, reviewing and revising as appropriate, for adoption by the Board, the codes of ethical conduct and legal compliance by which the Company and its directors, officers, employees and agents will be governed.

•

Developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board and the chairperson; nomination, election and reelection of Board members; and succession planning for the Board chairperson and other Board leaders.

•

Annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition which will guide the Committee in the selection, recruitment and recommendation of directors.

•	Overseeing organization, membership and evaluation of Board committees and committee members.

•	Reviewing and making recommends regarding shareholder proposals that related to corporate governance.

•	Establishing Board member selection criteria and meeting as necessary to consider the nomination and screening of Board member candidates and to evaluate the performance of the Board and its members.

•

Evaluating the performance of Board members eligible for reelection; addressing performance issues as needed; and recommending the reelection of Board members who are performing effectively and continue to provide a competency needed on the Board.

•

Annually reviewing the composition of the Board against a matrix of skills and characteristics focused on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition which will guide the Committee in the selection, recruitment and recommendation of directors.

•	Review director nominees proposed by shareholders and recommend the director nominees for the annual meeting of shareholders.

All members of management of the Company are requested to cooperate with the Nominating Committee, and to render assistance to it as it shall request in carrying out its functions.

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MEETINGS:

The Nominating Committee shall/ establish its own schedule or meetings and provide a copy of it to the Board and will maintain written minutes of its meetings. Such minutes shall be promptly made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

AUTHORITY:

The Nominating Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Nominating Committee,

(i)

at the expense of the Company and not at the expense of the members thereof, counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of director candidates and other advisors to assist it in connection with its functions; and

(ii)

to request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

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ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

April 25, 2007

The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, as his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minnesota West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 25, 2007, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

		FOR	AGAINST	ABSTAIN
1.	To set the number of directors at five.	☐	☐	☐

2.	To elect five directors to serve until the next annual meeting of shareholders: 01 Bradley D. Slye 04 Joseph A. Marino 02 Peter R. Peterson 05 Robert W. Heller 03 Geoffrey W. Miller	☐ Vote FOR all nominees, except as withheld below:	☐ Vote WITHHELD from all nominees.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Vote FOR” and write the nominee’s name to be withheld in the space provided below.

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P as independent auditors for the fiscal year ending December 31, 2007	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Date:

Signature(s) in Box

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. If signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or other representative.)